SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 30, 1997


                                  MASTEC, INC.
-------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)



          Delaware                  0-3797                   59-1259279
-----------------------------------------------------------------------------


(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)



   3155 N.W. 77th Avenue, Miami, Florida                     33122-1205
   --------------------------------------------------------------------

  (Address of Principal Executive Offices)                   (Zip Code)


    Registrant's telephone number, including area code: (305) 599-1800


                                     N/A
   --------------------------------------------------------------------

       (Former Name or Former Address, if Changed Since Last Report)

                             Item 5.        Other Events

                             On September 30, 1997,  the Company  announced that
                    it had agreed to sell 5.5% of Supercanal Holding, S.A., an argentine cable television operator, to Multicanal, S.A., one of the leading cable television operators in Argentina, for $20 million in cash. Supercanal shareholders have agreed to convert a portion of the Company's 23.3% equity stake in Supercanal ordinary shares to preferred, non-voting shares with registration rights.

                             On October 6, 1997,  the Company  announced that it
                    had agreed to sell its indirect equity interest in Consorcio Ecuatoriano de Telecomunicaciones S.A. (Conecel), an Ecuadorian cellular telephone company, to Devono Company Limited, a British Virgin Islands holding company, for $20 million in cash and $45 million worth of non-voting common stock of Conecel. Devono has also agreed to grant the Company registration rights on the Conecel shares.

                             On October 10, 1997, the Company announced that the
                    labor unions representing the workers of Sintel, S.A, the Company's Spanish subsidiary, were suspending the work stoppages at the subsidiary for 20 days and would meet with management to discuss negotiations for a new labor agreement

                             The company has issued  press  releases  announcing
                    the foregoing events, copies of which are attached as exhibits 99.1, 99.2, and 99.3, which are incorporated herein by reference.

                             Item 7.        Financial Statements and Exhibits.

                             (c)

                              99.1     Press release dated September 30,1997.
                              99.2     Press release dated October 6, 1997.
                              99.3     Press release dated October 10, 1997.


                                              SIGNATURES

                             Pursuant  to  the  requirement  of  the  Securities
                    Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Date: October 16, 1997.                /s/ Edwin D. Johnson



                                               ---------------------------
                                               Edwin D. Johnson
                                               Senior Vice President-
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                                 and Authorized Officer)